UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 31, 2006

Banta Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-14637	39-0148550
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

225 Main Street, Menasha, Wisconsin 54952
(Address of principal executive offices, including zip code)
(920) 751-7777
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.	Entry into a Material Definitive Agreement.

        a.        Agreement and Plan of Merger. On October 31, 2006, Banta Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with R.R. Donnelley & Sons Company, a Delaware corporation (“R.R. Donnelley”), and Soda Acquisition, Inc., a Wisconsin corporation and a wholly owned subsidiary of R.R. Donnelley (“Acquisition Sub”), pursuant to which, among other things, Acquisition Sub will merge with and into the Company (the “Merger”).

        As a result of the Merger, Acquisition Sub will cease to exist and the Company will continue to exist as a wholly owned subsidiary of R.R. Donnelley. At the Effective Time of the Merger (as defined in the Merger Agreement), each outstanding share of common stock of the Company will be cancelled and converted into the right to receive cash in the amount of $52.50 per share, less the amount per share to be paid by the Company pursuant to a special cash dividend authorized by the Board of Directors of the Company on September 13, 2006. At that time, the Board of Directors authorized a special dividend of $16.00 per share of Company common stock, payable on November 21, 2006 to shareholders of record on November 10, 2006.

        The Company has made customary representations and warranties in the Merger Agreement, including, among others, representations and warranties with respect to (a) corporate existence and power, (b) capitalization, (c) corporate authority, (d) no conflict and required filings and consents, (e) Securities and Exchange Commission reports and filings and financial statements, (f) absence of certain changes, (g) litigation and liabilities, (h) labor and employee benefits matters, (i) compliance with laws, (j) material contracts, (k) real property, (l) environmental matters, (m) intellectual property and (n) taxes.

        In addition, the Company has entered into certain covenants in the Merger Agreement, including covenants (a) not to solicit or encourage inquiries, engage in discussions or negotiations, or provide information with respect to alternative business combination transactions (subject to certain exceptions), (b) to cause a meeting of the Company’s shareholders to be held to consider the adoption of the Merger Agreement, and (c) subject to certain exceptions, a covenant by the Company’s Board of Directors to recommend that the Company’s shareholders adopt the Merger Agreement and thereby approve the Merger and the other transactions contemplated by the Merger Agreement. The Merger Agreement also contains covenants with respect to the operation of the Company’s business between signing of the Merger Agreement and closing of the Merger.

        Consummation of the Merger is subject to various customary conditions, including approval of the Merger by the Company’s shareholders and regulatory approval under applicable antitrust laws. Subject to the satisfaction of these conditions, the Merger is currently expected to close in the first quarter of 2007. The Merger Agreement is subject to termination if the Merger is not completed by March 31, 2007 (which date can be extended to June 30, 2007 to obtain regulatory approval).

The Merger Agreement contains certain other termination rights for both the Company and R.R. Donnelley and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be obligated to pay R.R. Donnelley a termination fee of $34.2 million plus certain expenses of R.R. Donnelley. In addition, in the event that the Merger Agreement is terminated because approval under the Hart-Scott-Rodino Antitrust Improvements Act (“HSR”) is not obtained and R.R. Donnelley or one of its subsidiaries prior to the termination date has entered into a definitive agreement to acquire the printing business or operations of a third party that requires HSR approval, then R.R. Donnelley will be obligated to pay the Company a termination fee of $17.1 million.

        The foregoing description of the Merger Agreement does not purport to describe all of the material terms of such agreement, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        b.        Executive Letter Agreements. On October 31, 2006, the Company entered into letter agreements with Ginger M. Jones, the Company’s Vice President, Corporate Controller, and Sara E. Armbruster, the Company’s Vice President, Business Development. Under the letter agreements, the executives are entitled to certain employment and severance benefits in the event of a change of control of the Company.

        The foregoing description of the letter agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

        Immediately prior to the execution of the Merger Agreement, the Company entered into a Second Amendment (the “Amendment”), dated October 31, 2006, to its Rights Agreement, dated as of November 5, 2001, as amended on September 30, 2002, for the purpose of further amending the Rights Agreement to render it inapplicable to the Merger Agreement, the Merger and the other transactions contemplated thereby.

        The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

        On October 31, 2006, the Company and R.R. Donnelley issued a joint press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the signing of the Merger Agreement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(2.1)	Agreement and Plan of Merger, among Banta Corporation, R.R. Donnelley & Sons Company and Soda Acquisition, Inc., dated October 31, 2006.*

(4.1)	Second Amendment, dated October 31, 2006, to Rights Agreement between Banta Corporation and American Stock Transfer & Trust Company.

(10.1)	Letter Agreement, dated October 31, 2006, with Ginger M. Jones.

(10.2)	Letter Agreement, dated October 31, 2006, with Sara E. Armbruster.

(99.1)	Joint Press Release of R.R. Donnelley & Sons Company and Banta Corporation, dated October 31, 2006.

        * The disclosure schedules to the Merger Agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.

* * *

ADDITIONAL INFORMATION

        In connection with the Merger, the Company will file with the Securities and Exchange Commission (the “SEC”), and will furnish to its shareholders, a proxy statement. Shareholders are advised to read the proxy statement when it is finalized and distributed, because it will contain important information about the proposed Merger. Shareholders will be able to obtain, free of charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Shareholders will also be able to obtain a free copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Banta Corporation, 225 Main Street, Menasha, Wisconsin 54952, Attention: Corporate Secretary, telephone (920) 751-7777, or from the Company’s website, www.banta.com.

        The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of Banta Corporation in favor of the proposed Merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the Company’s proxy statement. Information regarding certain of these persons and their beneficial ownership of Banta Corporation common stock as of March 3, 2006 is also set forth in the Schedule 14A filed by Banta Corporation with the SEC on March 23, 2006.

FORWARD LOOKING STATEMENTS

        This Current Report on Form 8-K includes forward-looking statements. Statements that describe future expectations, plans, results or strategies are considered forward-looking. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could affect actual results include, among other, unanticipated issues associated with the receipt of regulatory or other approvals relating to the consummation of the transaction with R.R. Donnelley & Sons Company, other unexpected events that could negatively impact the closing of such transaction, the ability of the Company to effect its previously announced new debt financings, and other factors cited in the Company’s filings with the Securities and Exchange Commission. These factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. The forward-looking statements included herein are made as of the date hereof, and Banta Corporation undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANTA CORPORATION
Date: November 1, 2006	By: /s/ Ronald D. Kneezel
Ronald D. Kneezel
Vice President, General Counsel and Secretary
Secretary

BANTA CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated October 31, 2006

Exhibit
Number

(2.1)	Agreement and Plan of Merger, among Banta Corporation, R.R. Donnelley & Sons Company and Soda Acquisition, Inc., dated October 31, 2006.*

(4.1)	Second Amendment, dated October 31, 2006, to Rights Agreement between Banta Corporation and American Stock Transfer & Trust Company.

(10.1)	Letter Agreement, dated October 31, 2006, with Ginger M. Jones.

(10.2)	Letter Agreement, dated October 31, 2006, with Sara E. Armbruster.

(99.1)	Joint Press Release of R.R. Donnelley & Sons Company and Banta Corporation, dated October 31, 2006.

        * The disclosure schedules to the Merger Agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.